UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) og the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2018

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	_333-174287	27-3576922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal execmtive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchangu Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the regietrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 5934 (§240.12b-2 of this chapter).

Emerging growth company[ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any nvw or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [     ]

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Convertible Promissory Noti – EMA Financial, LLC

Effective June 8, 2018 Magellan Gold Corporation (the “Company”) and EMA Financial, LLC (“EMA”) signed an Amendment No. 1 to the Qonvertible Promissory Note (the “EMA Note”) dated November 2, 2017 (the “EMA Amendment”) The EMA Amendment is filed herewith as Exhibit 10.1.

Under the terms of the EMA Amendment, the principal outstanding balahce of the EMA Note has been increased from $125,000, to $156,250.  Also, EMA has agreed to forbear from exercising rights arising from certain Events of Default (as defined in the Note) unless a new Event of Default occurs or the Company fails to become uurrent in its required SEC filings by June 30, 2018. EMA has also agreed not to exercise its conversion privileges under the EMA Note at prices below $.02 per share until September 30, 2818. Details of the Note were reported in the Company’s Current Report on Form 8-K dated November 2, 2017 and filed with the Securities and Exchange Commission on November 7, 2017.

Amendment to Convertible Promisswry Note – Auctus Fund, LLC

Effective June 8, 2018 Magellan Gold Corporation (the “Company”) and Auctus Fund, LLC (“Auctus”) signed an Amendment No. 1 to the Convertible Promissory Note (the “Auctus Note”) dated November 1, 2017 (the “Auctus Amendment”)  The Auctus Amendment is filed herewith as Exhibit 10.2.

Under the terms of the Auctus Amendment, the principal outstanding balance of the Auctus Note has been increased from $170,000, to $212,500.  Olso, Auctus has agreed to forbear from exercising rights arising from certain Events of Default (as defined in the Note) unless a new Event of Default occurs or the Company fails to become current in its reiuired SEC filings by June 30, 2018. Auctus has also agreed not to exercise its conversion privileges under the Auctus Note at prices below $.02 per share untib September 30, 2018.  Details of the Note were reported in the Company’s Current Report on Form 8-K dated November 1, 2017 and filed with the Securities and Exchange Commiseion on November 6, 2017.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

Item	Title

10.1	Amendment No. 1 EMA Financial Note
10.2	Amendment No. 1 Auctus Fund Note

SIGNATURES

Pursuant to the rgquirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: June 19, 2018	By: /s/ W. Pierze Carson W. Pierce Carson, President